EXHIBIT (d)
ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 12.7% based on the closing market price of $4.25 on January 12, 2009 and a 9.8% yield on a closing NAV of $5.50 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable January 30, 2009 to shareholders of record on January 23, 2009. The Fund has paid total distributions of $0.045 per share to date in fiscal year 2009 (January 1, 2009 to January 31, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.045 (100%)	— (0%)	— (0%)	— (0%)
YTD	$0.045	$0.045 (100%)	— (0%)	— (0%)	— (0%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital. The steep market declines in recent weeks make it likely that a decline in the value of PFICs will offset the other investment income of the Fund resulting in a characterization of some of the Fund’s 2009 distributions as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2008 (January 1, 2008 through December 31, 2008) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2008. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) from its inception (February 24, 2004) through December 31, 2008 is set forth below. Shareholders should take note of the relationship between the Average Annual Total Return on NAV and the Fund’s Current Annualized Distribution Rate for 2008 as well as its Average Annual Distribution Rate. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2008 to 12/31/2008
Year-to-date Cumulative Total Return on NAV[1]	-61.14%
Cumulative Distribution Rate[2]	22.02%
Since inception 2/24/2004 to 12/31/2008
Average Annual Total Return on NAV[3]	2.64%
Average Annual Distribution Rate[4]	11.51%
Current Annualized Distribution Rate[5]	9.59%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2008 through December 31, 2008) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2008.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for all years since inception. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of December 31, 2008.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
January 13, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 13.5% based on the closing market price of $4.00 on February 6, 2009 and a 11.2% yield on a closing NAV of $4.83 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable February 27, 2009 to shareholders of record on February 23, 2009. The Fund has paid total distributions of $0.090 per share to date in fiscal year 2009 (January 1, 2009 to February 28, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.045 (100%)	— (0%)	— (0%)	— (0%)
YTD	$0.090	$0.090 (100%)	— (0%)	— (0%)	— (0%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital. The steep market declines in recent weeks make it likely that a decline in the value of PFICs will offset the other investment income of the Fund resulting in a characterization of some of the Fund’s 2009 distributions as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through January 31, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) from its inception (February 24, 2004) through January 31, 2009 is set forth below. Shareholders should take note of the relationship between the Average Annual Total Return on NAV and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 1/31/2009
Year-to-date Cumulative Total Return on NAV[1]	-13.06%
Cumulative Distribution Rate[2]	0.93%
Since inception 2/24/2004 to 1/31/2009
Average Annual Total Return on NAV[3]	-0.05%
Average Annual Distribution Rate[4]	11.50%
Current Annualized Distribution Rate[5]	11.13%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through January 31, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2009.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for all years since inception. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of January 31, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
February 11, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 21.3% based on the closing market price of $2.54 on March 10, 2009 and a 14.4% yield on a closing NAV of $3.76 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable March 31, 2009 to shareholders of record on March 23, 2009. The Fund has paid total distributions of $0.135 per share to date in fiscal year 2009 (January 1, 2009 to March 31, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.045 (100%)	— (0%)	— (0%)	— (0%)
YTD	$0.135	$0.135 (100%)	— (0%)	— (0%)	— (0%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through February 28, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (March 1, 2004 through February 28, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 2/28/2009
Year-to-date Cumulative Total Return on NAV[1]	-26.95%
Cumulative Distribution Rate[2]	2.23%
Preceding Five-Year Period 3/1/2004 to 2/28/2009
Average Annual Total Return on NAV[3]	-0.29%
Average Annual Distribution Rate[4]	11.55%
Current Annualized Distribution Rate[5]	13.40%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through February 28, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of February 28, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
March 13, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 14.6% based on the closing market price of $3.69 on April 9, 2009 and a 11.5% yield on a closing NAV of $4.70 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable April 30, 2009 to shareholders of record on April 24, 2009. The Fund has paid total distributions of $0.180 per share to date in fiscal year 2009 (January 1, 2009 to April 30, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.029 (65%)	— (0%)	— (0%)	$0.016 (35%)
YTD	$0.180	$0.117 (65%)	— (0%)	— (0%)	$0.063 (35%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through March 31, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (April 1, 2004 through March 31, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 3/31/2009
Year-to-date Cumulative Total Return on NAV[1]	-23.59%
Cumulative Distribution Rate[2]	3.24%
Preceding Five-Year Period 4/1/2004 to 3/31/2009
Average Annual Total Return on NAV[3]	-0.53%
Average Annual Distribution Rate[4]	11.77%
Current Annualized Distribution Rate[5]	12.95%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through March 31, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of March 31, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
April 14, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 12.0% based on the closing market price of $4.50 on May 8, 2009 and a 10.4% yield on a closing NAV of $5.39 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable May 29, 2009 to shareholders of record on May 26, 2009. The Fund has paid total distributions of $0.225 per share to date in fiscal year 2009 (January 1, 2009 to May 31, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.028 (62%)	— (0%)	— (0%)	$0.017 (38%)
YTD	$0.225	$0.140 (62%)	— (0%)	— (0%)	$0.085 (38%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through April 30, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (May 1, 2004 through April 30, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 4/30/2009
Year-to-date Cumulative Total Return on NAV[1]	-7.20%
Cumulative Distribution Rate[2]	3.59%
Preceding Five-Year Period 5/1/2004 to 4/30/2009
Average Annual Total Return on NAV[3]	5.13%
Average Annual Distribution Rate[4]	12.02%
Current Annualized Distribution Rate[5]	10.76%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through April 30, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2009.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of April 30, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
May 11, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 10.4% based on the closing market price of $5.18 on June 9, 2009 and a 9.7% yield on a closing NAV of $5.59 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable June 30, 2009 to shareholders of record on June 22, 2009. The Fund has paid total distributions of $0.27 per share to date in fiscal year 2009 (January 1, 2009 to June 30, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.028 (62%)	— (0%)	— (0%)	$0.017 (38%)
YTD	$0.27	$0.167 (62%)	— (0%)	— (0%)	$0.103 (38%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through May 31, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (June 1, 2004 through May 31, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 5/31/2009
Year-to-date Cumulative Total Return on NAV[1]	1.59%
Cumulative Distribution Rate[2]	4.13%
Preceding Five-Year Period 6/1/2004 to 5/31/2009
Average Annual Total Return on NAV[3]	4.49%
Average Annual Distribution Rate[4]	12.12%
Current Annualized Distribution Rate[5]	9.91%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through May 31, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2009.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of May 31, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
June 11, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 10.7% based on the closing market price of $5.03 on July 9, 2009 and a 10.3% yield on a closing NAV of $5.25 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable July 31, 2009 to shareholders of record on July 23, 2009. The Fund has paid total distributions of $0.315 per share to date in fiscal year 2009 (January 1, 2009 to July 31, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.031 (69%)	— (0%)	— (0%)	$0.014 (31%)
YTD	$0.315	$0.217 (69%)	— (0%)	— (0%)	$0.098 (31%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through June 30, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (July 1, 2004 through June 30, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 6/30/2009
Year-to-date Cumulative Total Return on NAV[1]	2.78%
Cumulative Distribution Rate[2]	4.94%
Preceding Five-Year Period 7/1/2004 to 6/30/2009
Average Annual Total Return on NAV[3]	1.75%
Average Annual Distribution Rate[4]	12.23%
Current Annualized Distribution Rate[5]	9.87%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through June 30, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2009.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of June 30, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
July 13, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 8.8% based on the closing market price of $6.12 on August 12, 2009 and a 8.3% yield on a closing NAV of $6.52 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable August 31, 2009 to shareholders of record on August 26, 2009. The Fund has paid total distributions of $0.36 per share to date in fiscal year 2009 (January 1, 2009 to August 31, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.037 (81%)	— (0%)	— (0%)	$0.008 (19%)
YTD	$0.36	$0.292 (81%)	— (0%)	— (0%)	$0.068 (19%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through July 31, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (August 1, 2004 through July 31, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 7/31/2009
Year-to-date Cumulative Total Return on NAV[1]	12.45%
Cumulative Distribution Rate[2]	5.30%
Preceding Five-Year Period 8/1/2004 to 7/31/2009
Average Annual Total Return on NAV[3]	2.03%
Average Annual Distribution Rate[4]	12.36%
Current Annualized Distribution Rate[5]	9.09%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through July 31, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2009.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of July 31, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
August 14, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 8.07% based on the closing market price of $6.69 on September 10, 2009 and a 7.8% yield on a closing NAV of $6.91 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable September 30, 2009 to shareholders of record on September 24, 2009. The Fund has paid total distributions of $0.405 per share to date in fiscal year 2009 (January 1, 2009 to September 30, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.044 (99%)	— (0%)	— (0%)	$0.001 (1%)
YTD	$0.405	$0.401 (99%)	— (0%)	— (0%)	$0.004 (1%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through August 31, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (September 1, 2004 through August 31, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 8/31/2009
Year-to-date Cumulative Total Return on NAV[1]	28.29%
Cumulative Distribution Rate[2]	5.35%
Preceding Five-Year Period 9/1/2004 to 8/31/2009
Average Annual Total Return on NAV[3]	1.80%
Average Annual Distribution Rate[4]	12.44%
Current Annualized Distribution Rate[5]	8.02%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through August 31, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2009.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of August 31, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
September 14, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 8.4% based on the closing market price of $6.45 on October 7, 2009 and a 7.6% yield on a closing NAV of $7.07 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable October 30, 2009 to shareholders of record on October 22, 2009. The Fund has paid total distributions of $0.45 per share to date in fiscal year 2009 (January 1, 2009 to October 31, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.045 (100%)	— (0%)	— (0%)	— (0%)
YTD	$0.45	$0.45 (100%)	— (0%)	— (0%)	— (0%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through September 30, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (October 1, 2004 through September 30, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 9/30/2009
Year-to-date Cumulative Total Return on NAV[1]	36.96%
Cumulative Distribution Rate[2]	5.67%
Preceding Five-Year Period 10/1/2004 to 9/30/2009
Average Annual Total Return on NAV[3]	2.79%
Average Annual Distribution Rate[4]	12.55%
Current Annualized Distribution Rate[5]	7.56%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through September 30, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2009.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of September 30, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
October 9, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 9.0% based on the closing market price of $6.01 on November 5, 2009 and a 7.8% yield on a closing NAV of $6.92 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable November 30, 2009 to shareholders of record on November 20, 2009. The Fund has paid total distributions of $0.495 per share to date in fiscal year 2009 (January 1, 2009 to November 30, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.045 (100%)	— (0%)	— (0%)	— (0%)
YTD	$0.495	$0.495 (100%)	— (0%)	— (0%)	— (0%)
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs increases the income of the Fund and the distribution requirements of the Fund. Decreases in the value of these PFICs offset the other investment income of the Fund and may result in the characterization of distributions (or a portion thereof) as return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through October 31, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (November 1, 2004 through October 31, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 10/31/2009
Year-to-date Cumulative Total Return on NAV[1]	33.22%
Cumulative Distribution Rate[2]	6.52%
Preceding Five-Year Period 11/1/2004 to 10/31/2009
Average Annual Total Return on NAV[3]	5.60%
Average Annual Distribution Rate[4]	12.64%
Current Annualized Distribution Rate[5]	7.83%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through October 31, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2009.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of October 31, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
November 9, 2009

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 8.8% based on the closing market price of $6.16 on December 7, 2009 and a 7.5% yield on a closing NAV of $7.22 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable December 31, 2009 to shareholders of record on December 22, 2009. The Fund has paid total distributions of $0.54 per share to date in fiscal year 2009 (January 1, 2009 to December 31, 2009). The source of the distribution paid during the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
		Estimated Allocations
Distribution		Net Investment	Net Realized Short-	Net Realized Long-	Return of
		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.045 (100%)	— (0%)	— (0%)	— (0%)
YTD	$0.54	$0.54 (100%)	— (0%)	— (0%)	— (0%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table

(Estimated Source of Distributions) may have been reduced by PFIC Losses, resulting in the characterization of a distribution (or a portion thereof) as a return of capital.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through November 30, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (December 1, 2004 through November 30, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholders individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 11/30/2009
Year-to-date Cumulative Total Return on NAV[1]	37.37%
Cumulative Distribution Rate[2]	7.00%
Preceding Five-Year Period 12/1/2004 to 11/30/2009
Average Annual Total Return on NAV[3]	12.81%
Average Annual Distribution Rate[4]	12.85%
Current Annualized Distribution Rate[5]	7.64%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through November 30, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2009.

3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund’s NAV as of November 30, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
December 10, 2009